Exhibit 10.15

                             NOTE PURCHASE AGREEMENT

         This Note Purchase Agreement (this "Agreement") is made and entered into as of January 1, 2004 by and between Solution Technology International, Inc., a Delaware corporation (the "Company") and Birgitta M. Jonson (the "Lender").

         WHEREAS, the Company is currently in need of funds to help finance its operations; and

         WHEREAS, the Lender is willing to advance funds to the Company, from time to time, in exchange for the issuance to her of certain promissory notes evidencing the Company's obligation to repay the Lender's loan of the advanced funds, all as provided in this Agreement.

         NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, the parties hereby agree as follows:

         1. CERTAIN DEFINITIONS.

                  1.1 Borrowing. The term "Borrowing" shall mean a borrowing consisting of all of the Loans made by the Lender under the terms of this Agreement.

                  1.2 Change of Control Defined. The term "Change of Control" shall mean any consolidation or merger of the Company with or into any other corporation or other entity, or any other corporate reorganization, in which the stockholders of the Company immediately prior to such consolidation, merger or reorganization, own less than 50% of the voting power immediately after such consolidation, merger or reorganization of the surviving corporation or other entity of such consolidation, merger or reorganization, or any transaction or series of related transactions to which the Company is a party in which in excess of 50% of the Company's voting power is transferred, or any sale or other disposition of all or substantially all of the Company's assets.

                  1.3 Commitment. The term "Commitment" shall mean, with respect to the Lender, the Dollar amount, set forth opposite such Lender's name on Exhibit A.

                  1.4 Credit Period. The term "Credit Period" means that period of time beginning on the Effective Date and ending on the Maturity Date.

                  1.5 Event of Default The term "Event of Default" has the meaning assigned to it in Section 8.

                  1.6 Maturity Date. The term "Maturity Date" means the earlier to occur of the following: December 31, 2004, the upon which a Change in Control occurs, the date on which the Company has sufficient funds available to repay the Loans, or the date on which the Lender and the Company mutually agree in writing to terminate the Commitment.

         2. AMOUNT AND TERMS OF CREDIT.

                  2.1 Commitment to Lend.

                           (a) Subject to all the terms and  conditions  of this
Agreement, the Lender agrees to advance to the Company from time to time during the Credit Period such loans (the "Loans") that the Company may request under the Agreement; provided, however, that the Lender shall have no obligation to make a Loan if, after giving effect to such Loan, the amount of outstanding principal of the Lender's Loans would exceed the Lender's Commitment. The total Commitment hereunder shall not exceed $75,000.

                           (b) Notice of  Borrowing.  During the Credit  Period,
the Company shall request each Loan by delivering to the Lender an irrevocable written notice in the form of Exhibit B (a "Notice of Borrowing"), which specifies (a) the principal amount of such Borrowing, and (b) the date of such Borrowing, which shall be a business day. Each Notice of Borrowing shall include a certification by the Company that no Event of Default has occurred hereunder or under any Note. The Company shall give each Notice of Borrowing to the Lender at least ten (10) business days before the date of the requested Borrowing; provided, however, that the first Borrowing shall be delivered and the first Borrowing shall occur at the Closing pursuant to Section 2.1 hereof. Notwithstanding the foregoing, the Lender will not be obligated to advance any Loans to the Company on or after the Maturity Date.

                  2.2 Loan Funding.

                           (a) Lender  Funding  and  Disbursements  to  Company.
Provided that no Event of Default has occurred hereunder or under any Note, the Lender shall, before 5:00 p.m. (Eastern Standard time) on the date of each Borrowing, deliver to the Company the amount indicated on such Notice of Borrowing, by means of (i) a check payable to the Company's order, (ii) wire transfer of funds to the Company, or (iii) any combination of the foregoing.

                           (b) No Reborrowing.  The Company may not reborrow the
principal amount of a Loan after repayment or prepayment thereof.

                  2.3 On the Effective Date, the Company shall execute and deliver to the order of the Lender, a Promissory Note in the form attached to this Agreement as Exhibit C (individually a "Note" and collectively the "Notes"), as additional evidence of the Company's indebtedness to the Lender in respect of Loans advanced by the Lender to the Company from time to time. The Lender shall be authorized to endorse on the schedules annexed to its Note(s) the date and amount of each Loan made by it from time to time and the amount of each payment of principal or interest made by the Company from time to time with respect thereto; provided, however, that the failure of the Lender to make, or an error in making, a notation thereon with respect to any Loan or payment (which must be manifest) shall not limit or otherwise affect the obligations of the Company hereunder or under any such Note to the Lender.

         3. CLOSING. The Company shall deliver a Notice of Borrowing for the First Borrowing, which Notice of Borrowing shall specify that the First Borrowing shall occur on the Effective Date. The Lender shall make the Commitment provided for herein on the Effective Date and shall deliver to the Company the amount specified on such Notice of Borrowing. The time and events described in this Section 3 are referred to in this Agreement as the "Closing."

         4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to the Lender that, except as set forth in the Schedule of Exceptions (the "Schedule of Exceptions") attached to this Agreement as Exhibit D (which Schedule of Exceptions shall be deemed to be representations and warranties to the Lender by the Company under this Section 4), the statements in the following paragraphs of this Section 4 are all true and complete immediately prior to the Closing:

                  4.1 Organization, Good Standing, Corporate Power and Qualification. The Company has been duly incorporated and organized, and is validly existing in good standing, under the laws of the State of Delaware. The Company has the requisite corporate power and authority to enter into and perform this Agreement and the Related Agreements, to own and operate its properties and assets and to carry on its business as currently conducted and as presently proposed to be conducted. The Company is duly qualified to do business as a foreign corporation in good standing in all jurisdictions in which it is required to be qualified to do intrastate business as the Company's business is currently conducted and as presently proposed to be conducted by the Company, except for jurisdictions in which failure to so qualify could not reasonably be expected to have a material adverse effect on the business and operations of the Company taken as a whole.

                  4.2 Due Authorization. All corporate action on the part of the Company's directors and stockholders necessary for the authorization, execution, delivery of, and the performance of all obligations of the Company under, this Agreement and the Notes has been taken or will be taken prior to Closing, and this Agreement constitutes, and the Notes when executed and delivered, will constitute, valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or others laws of general application relating to or affecting the enforcement of creditors' rights generally and (ii) the effect of rules of law governing the availability of equitable remedies.

                  4.3 Subsidiaries. The Company does not presently own or control, directly or indirectly, any interest in any other corporation, partnership, trust, joint venture, association, or other entity.

                  4.4 Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state, local or foreign governmental authority is required on the part of the Company in order to enable the Company to execute, deliver and perform its obligations under this Agreement and the Notes.

                  4.5 Litigation. There is no action, suit, proceeding, claim, arbitration or investigation (the "Action") pending (or, to the Company's and subsidiaries' knowledge, currently threatened) against the Company or any of its subsidiaries, its or any of its subsidiaries' activities or its or any of its subsidiaries' properties before any court or governmental agency. The Company and its subsidiaries are not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company or any of its subsidiaries currently pending or which the Company or any of its subsidiaries intends to initiate.

                  4.6 Compliance with Law and Documents. The Company is not in violation or default of any provisions of its Third Amended and Restated Certificate of Incorporation ("Restated Certificate") or Bylaws, both as amended to-date, and to the Company's knowledge, the Company and its subsidiaries are in compliance with all applicable statutes, laws, regulations and executive orders of the United States of America and all states, foreign countries or other governmental bodies and agencies having jurisdiction over the Company's business or properties where such violation would have a material and adverse impact on the Company's and its subsidiaries business taken as a whole. Neither the Company nor any of its subsidiaries have received any notice of any violation of any such statute, law, regulation or order which has not been remedied prior to the date hereof. The execution, delivery and performance of this Agreement and the Notes and the consummation of the transactions contemplated hereby or thereby will not result in any such violation or default, or be in conflict with or result in a violation or breach of, with or without the passage of time or the giving of notice or both, the Company's Restated Certificate or Bylaws, any judgment, order or decree of any court or arbitrator to which the Company is a party or is subject, any agreement or contract of the Company, or, to the Company's knowledge, a violation of any statute, law, regulation or order, or an event which results in the creation of any lien, charge or encumbrance upon any asset of the Company.

                  4.7 Title to Property and Assets. The Company and its subsidiaries each own their properties and assets free and clear of all mortgages, deeds of trust, liens, encumbrances and security interests except for statutory liens for the payment of current taxes that are not yet delinquent and liens, encumbrances and security interests which arise in the ordinary course of business and which do not affect material properties and assets of the Company or any of its subsidiaries. With respect to the property and assets it or any of its subsidiaries leases, the Company and its subsidiaries are in material compliance with such lease.

                  4.8 Financial Statements. The Company has provided the Lender its most recent consolidated audited balance sheet, and statement of operations and cash flows of the Company and its subsidiaries and consolidated unaudited balance sheet and statement of operations of the Company and its subsidiaries dated as of November 30, 2003 (the "Balance Sheet Date") (all such financial statements being collectively referred to herein as the "Financial Statements"). Such Financial Statements (i) are in accordance with the books and records of the Company, (ii) are true, correct and complete and present fairly the financial condition of the Company at the date or dates therein indicated and the results of operations for the period or periods therein specified, and (iii) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis, except, as to the unaudited Financial Statements, for the omission of notes thereto and normal year-end audit adjustments.

                  4.9 Certain Actions. Since the Balance Sheet Date, the Company has not (i) declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock;
(ii) incurred any indebtedness for money borrowed; (iii) made any loans or advances to any person, other than ordinary advances for travel expenses; (iv) sold, exchanged or otherwise disposed of or encumbered any material asset or rights other than the sale of inventory in the ordinary course of its business; or (v) entered into any material transactions with any of its officers, directors, stockholders or employees or any entity controlled by such individuals.

                  4.10 Activities Since Balance Sheet Date. Since the Balance Sheet Date, there has not been:

                           (a) any damage,  destruction or loss,  whether or not
covered by insurance, materially and adversely affecting the assets, properties, financial condition, operating results, prospects or business of the Company (as presently conducted and as presently proposed to be conducted); or

                           (b) any  material  change or  amendment to a material
contract or arrangement by which the Company or any of its assets or properties is bound or subject, except for changes or amendments which are expressly provided for or disclosed in this Agreement.

                  4.11 Tax Returns and Payments. The Company has timely filed all tax returns and reports required by law. All tax returns and reports of the Company are true and correct in all material respects. The Company has paid all taxes and other assessments due, except those, if any, currently being contested by it in good faith which are listed in the Schedule of Exceptions.

         5. REPRESENTATIONS, WARRANTIES AND CERTAIN AGREEMENTS OF LENDER. The Lender hereby represents and warrants to, and agrees with, the Company, that:

                  5.1 Authorization. This Agreement constitutes Lender's valid and legally binding obligation, enforceable in accordance with its terms except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors' rights generally and (ii) the effect of rules of law governing the availability of equitable remedies. Lender represents that Lender has full power and authority to enter into this Agreement.

                  5.2 Disclosure of Information. Such Lender has received or has had full access to all the information it considers necessary or appropriate to make an informed decision with respect to the Lender's Commitment.

                  5.3 Tax Liability. Lender has reviewed with its own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. Lender relies solely on such advisors and not on any statements or representations of the Company, the Company's counsel, or any of the Company's agents. It understands that it (and not the Company) shall be responsible for its own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

         6. CONDITIONS TO LENDER'S OBLIGATION AT CLOSING. The obligations of the Lender under Section 3 of this Agreement are subject to the fulfillment or waiver, on or before the Closing, of each of the following conditions, the waiver of which shall not be effective against Lender if Lender does not consent to such waiver, which consent may be given by written, oral or telephone communication to the Company, its counsel or to counsel of Lender:

                  6.1 Representations and Warranties True. Each of the representations and warranties of the Company and its subsidiaries contained in
Section 4 shall be true and complete on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

                  6.2 Performance. The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing and shall have obtained all approvals, consents and qualifications necessary to complete the purchase and sale described herein.

         7. CONDITIONS TO THE COMPANY'S OBLIGATIONS AT CLOSING. The obligations of the Company to Lender under this Agreement are subject to the fulfillment or waiver on or before the Closing of each of the following conditions by Lender:

                  7.1 Representations and Warranties. The representations and warranties of Lender contained in Section 5 shall be true and complete on the date of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

                  7.2 Payment of Purchase Price. Lender shall have delivered to the Company the amount specified in the Notice of Borrowing.

         8. DEFAULT. As set forth in Section 8 of the Notes, an "Event of Default" will occur if any of the following happens and such default is not cured within a five (5) day period after a Lender has given the Company written notice of such default:

                  8.1 Upon the Company's failure to make any payment when due under this Note within two (2) days after written notice of such default, but in no event, later than five (5) days after such payment is due;

                  8.2 Upon the filing by or against the Company of any voluntary or involuntary petition in bankruptcy or any petition for relief under the federal bankruptcy code or any other state or federal law for the relief of debtors; provided, however, with respect to an involuntary petition in bankruptcy, such petition has not been dismissed within ninety (90) days after the filing of such petition; or

                  8.3 Upon the execution by the Company of an assignment for the benefit of creditors or the appointment of a receiver, custodian, trustee or similar party to take possession of the Company's assets or property.

Upon the occurrence of any Event of Default, all accrued but unpaid interest, all principal and any other amounts outstanding under such Note shall become immediately due and payable in full without further notice or demand by the Lender.

         9. GENERAL PROVISIONS.

                  9.1 Survival of Warranties. The representations, warranties and covenants of the Company and the Lender contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of any of the Lender, their counsel or the Company, as the case may be.

                  9.2 Successors and Assigns. Except as otherwise provided in this Agreement, this Agreement, and the rights and obligations of the parties hereunder, will be binding upon and inure to the benefit of their respective successors, assigns, heirs, executors, administrators and legal representatives.

                  9.3 Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to that body of laws pertaining to conflict of laws.

                  9.4 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered will be deemed an original, and all of which together shall constitute one and the same agreement.

                  9.5 Titles and Headings. The titles, captions and headings of this Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Agreement. Unless otherwise specifically stated, all references herein to "sections" and "exhibits" will mean "sections" and "exhibits" to this Agreement.

                  9.6 Notices. Any and all notices required or permitted to be given to a party pursuant to the provisions of this Agreement will be in writing and will be effective and deemed to provide such party sufficient notice under this Agreement on the earliest of the following: (i) at the time of personal delivery, if delivery is in person; (ii) at the time of transmission by facsimile, addressed to the other party at its facsimile number specified herein (or hereafter modified by subsequent notice to the parties hereto), with confirmation of receipt made by both telephone and printed confirmation sheet verifying successful transmission of the facsimile; (iii) one (1) business day after deposit with an express overnight courier for United States deliveries, or two (2) business days after such deposit for deliveries outside of the United States, with proof of delivery from the courier requested; or (iv) five (5) business days after deposit in the United States mail by certified mail (return receipt requested) for United States deliveries.

                           All notices for  delivery  outside the United  States
will be sent by facsimile or by express courier. Notices by facsimile shall be machine verified as received. All notices not delivered personally or by facsimile will be sent with postage and/or other charges prepaid and properly addressed to the party to be notified at the address or facsimile number as follows, or at such other address or facsimile number as such other party may designate by one of the indicated means of notice herein to the other parties hereto as follows:

                           (a) if to Lender, at:_____________________.

                           (b) if to the Company, marked "Attention: President",
at 5210 Chairmans Court, Suite 3, Frederick, MD 21703.

                  9.7 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Lender. Any amendment or waiver effected in accordance with this Section shall be binding upon each holder of any Securities at the time outstanding, each future holder of such securities, and the Company; provided, however, that no condition set forth in Section 6 may be waived with respect to any Lender who does not consent thereto. No delay or failure to require performance of any provision of this Agreement shall constitute a waiver of that provision as to that or any other instance. No waiver granted under this Agreement as to any one provision herein shall constitute a subsequent waiver of such provision or of any other provision herein, nor shall it constitute the waiver of any performance other than the actual performance specifically waived.

                  9.8 Severability. If any provision of this Agreement is determined by any court or arbitrator of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such provision will be enforced to the maximum extent possible given the intent of the parties hereto. If such clause or provision cannot be so enforced, such provision shall be stricken from this Agreement and the remainder of this Agreement shall be enforced as if such invalid, illegal or unenforceable clause or provision had (to the extent not enforceable) never been contained in this Agreement. Notwithstanding the forgoing, if the value of this Agreement based upon the substantial benefit of the bargain for any party is materially impaired, which determination as made by the presiding court or arbitrator of competent jurisdiction shall be binding, then both parties agree to substitute such provision(s) through good faith negotiations.

                  9.9 Entire Agreement. This Agreement, together with all exhibits and schedules hereto and the Notes entered into pursuant hereto, constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence, agreements, understandings duties or obligations between the parties with respect to the subject matter hereof.

                  9.10 Further Assurances. The parties agree to execute such further documents and instruments and to take such further actions as may be reasonably necessary to carry out the purposes and intent of this Agreement.

                  9.11 Facsimile Signatures. This Agreement may be executed and delivered by facsimile and upon such delivery the facsimile signature will be deemed to have the same effect as if the original signature had been delivered to the other party.

                  9.12 Costs And Attorneys' Fees. In the event that any action, suit or other proceeding is instituted concerning or arising out of this Agreement or any transaction contemplated hereunder, the prevailing party shall recover all of such party's costs and attorneys' fees incurred in each such action, suit or other proceeding, including any and all appeals or petitions therefrom.

                            [Signature Page Follows]

         In Witness Whereof, the parties hereto have executed this Note Purchase Agreement as of the date first written above.

THE COMPANY:

SOLUTION TECHNOLOGY INTERNATIONAL, INC.

By:
    ----------------------------
    Dan Jonson
Its:  President

LENDER:



By:
    ----------------------------
    Birgitta Jonson

                                    EXHIBIT A

                               SCHEDULE OF LENDERS


--------------------------------------------------------------------------------
         Lender                                      Commitment Amount
--------------------------------------------------------------------------------
Birgitta M. Jonson                                        $75,000
--------------------------------------------------------------------------------

                                    EXHIBIT B

                               NOTICE OF BORROWING


[LENDER ADDRESS]
Attn:  Birgitta

         1. Reference is made to that certain Note Purchase Agreement, dated as of January 1, 2004 (the "Agreement"), by and between Solution Technology International, Inc. (the "Company") and Birgitta Jonson (the "Lender"). Unless otherwise indicated, all terms defined in the Agreement have the same meanings when used herein.

         2. Pursuant to Section 2 of the Agreement, the Company hereby irrevocably requests a Borrowing to be made upon the following terms:

                  (a) The principal amount of such Borrowing is to be _________ U.S. Dollars; and

                  (b) The date of such Borrowing is to be _____________, _____.

         3. No Event of Default has occurred under the Agreement or any Note.

         IN WITNESS WHEREOF, the Company has executed this Notice of Borrowing on the date set forth above.

                                      Solution Technology International, Inc.


                                      By:
                                          -----------------------------------
                                          Name:
                                                -----------------------------
                                          Title:
                                                 ----------------------------